--------------------------------------------------------------------------------
LARGE-CAP VALUE
--------------------------------------------------------------------------------

AllianceBernstein
Disciplined Value
Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 6, 2003

Dear Shareholder:

This report provides the performance, investment strategy and outlook of AllianceBernstein Disciplined Value Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund expects, under normal circumstances, to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in non-U.S. companies.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                        ------------------------
                                                             Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein Disciplined Value Fund
  Class A                                                -17.05%        -17.11%
--------------------------------------------------------------------------------
  Class B                                                -17.33%        -17.71%
--------------------------------------------------------------------------------
  Class C                                                -17.34%        -17.72%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                 -12.58%         -9.61%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

      Additional investment results appear on pages 5-8.

Against the backdrop of a hostile global stock market, the Fund underperformed its primary style benchmark, the Russell 1000 Value Index, which posted -9.61% for the 12-month period. The Fund's disappointing 2002 performance resulted from poor stock picking. Our errors at the beginning of the year underestimated the magnitude and duration of investor risk aversion in 2002. Somewhat frustratingly, the Fund actually began the year positioned rather defensively, with large exposure to consumer staples and health


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

care. We positioned the Fund's portfolio this way because our valuation work indicated that several of the more economically sensitive areas of the market, such as technology or industrials, were a bit ahead of themselves on a price basis.

Over the past year, a number of investments we believed to have better-than-average fundamental prospects performed poorly. In many cases, these disappointing investments were in companies that depended on capital access from the equity and debt markets to grow. These companies were particularly compromised in 2002 as the capital markets re-priced risk and generally became more reluctant to lend money to businesses.

As the costs and availability of credit became more onerous, some of our investments were unable to execute their business plans and deliver the type of fundamental performance we expected of them. Specifically, investments in Tyco, Dynegy, and J.P. Morgan Chase accounted for almost 600 basis points of lost performance relative to the Russell 1000 Value Index--practically the entire shortfall! Outside of these large hits to performance, many of our holdings performed well during the year. Stocks such as Sealed Air, Trigon Health, Health Management Associates, and Golden West Financial were strong positive contributors to performance. Unfortunately, the bad outweighed the good this past year.

Market Review

Over the past 12 months, corporate and economic news flow has not been supportive of investor confidence. Based on 2002 mutual fund flows, many investors reacted to heightened uncertainty by selling their investments. Interestingly, when stocks appeared to be very expensive compared to bonds in the first quarter of 2000, mutual fund investors bought a record $375 billion in equities. Yet, in the third quarter of 2002, when stocks appeared historically cheap versus bonds, they sold a record $107 billion of equities. With earnings having grown year-over-year in the October period for the first time in the past eight quarters, we question the timing of these actions. With interest rates low, we believe that earnings recovery will go a long way towards shaping the recovery in stock prices.

The problem for the market and corporate earnings has not been the pace of overall economic growth. The problem has been the mix of economic activity and the startling decline in


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

business investment. Many businesses are not spending enough to maintain the capacity of their assets to produce income. They are, in effect, liquidating. Net of depreciation, capital spending in the economy looks set to finish 2002 at a post-war low, as a percentage of gross domestic product (GDP). We look toward continued modest GDP gains in 2003, although we expect the mix of GDP growth to be a bit different, with corporations contributing more of the gains versus the consumer. Low inventory levels, pent up demand for capital investments and sufficient liquidity would seem to set the stage for a corporate spending recovery and, thus, we have maintained and added to our investments in companies most leveraged for a recovery in capital spending.

Market Outlook

Among the negatives that came in 2002, there are shreds of good to be found that may portend a brighter 2003. A huge refinancing boom put dollars in the pockets of consumers and is helping to heal some overstretched personal balance sheets. An intense focus on corporate governance and accounting practices has set the stage for cleaner, more meaningful earnings statements and more accountable and stronger boards of directors. Several liquidity crises and bankruptcies led to a re-assessment of corporate debt structures and the badly needed repair of corporate balance sheets. While painful to go through, each of these actions was needed and should pave the way for a somewhat smoother ride in 2003. With the S&P 500 Stock Index having declined 40% from 2000-2002, the most since 1939-1941, and stock valuations appearing cheap versus bonds, we are hopeful that surprises in 2003 will be favorable ones.

After careful analysis and reflection, we leave the fiscal year confident that our philosophy and processes are still relevant and functioning properly. As always, we continue to adhere to our philosophy, which has served us well over time, and implement our fundamental process in a highly disciplined and systematic fashion. We believe the Fund is well positioned for a more stable investment environment, which we see supported by slowly improving fundamentals and low interest rates.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your interest and investment in AllianceBernstein Disciplined Value Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President


/s/ Frank V. Caruso

Frank V. Caruso
Senior Vice President

[PHOTO] John D. Carifa

[PHOTO] Paul C. Rissman

[PHOTO] Frank V. Caruso

Portfolio Managers, Paul C. Rissman and Frank V. Caruso, have over 34 years of combined investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE
November 30, 2002

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
GROWTH OF A $10,000 INVESTMENT
12/31/99* - 11/30/02

AllianceBernstein Disciplined Vaue Fund Class A:        $10,124
Russell 1000 Value Index:                               $ 8,923

   [THE FOLLOWING WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        AllianceBernstein               Russell 1000
                      Disciplined Value Fund             Value Index
-------------------------------------------------------------------------------
     12/31/99*             $  9,574                      $ 10,000
     11/30/00              $ 10,584                      $ 10,191
     11/30/01              $ 12,214                      $  9,871
     11/30/02              $ 10,124                      $  8,923

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Disciplined Value Fund (from 12/31/99* to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

When comparing AllianceBernstein Disciplined Value Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Disciplined Value Fund.

*     Closest month-end after Fund's inception date of 12/22/99.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

      AllianceBernstein Disciplined Value Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                            AllianceBernstein           Russell 1000
                         Disciplined Value Fund          Value Index
--------------------------------------------------------------------------------
      11/30/00*                  14.20%                     1.91%
      11/30/01                   15.40%                    -3.14%
      11/30/02                  -17.11%                    -9.61%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 1000 Value Index contains those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Disciplined Value Fund.

* The Fund's return for the period ended 11/30/00 is from the Fund's inception date of 12/22/99. The benchmark's return for the period ended 11/30/00 is from 12/31/99 through 11/30/00.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES                 PORTFOLIO STATISTICS

Class A Shares                  Net Assets ($mil): $224.2
12/22/99                        Average Market Capitalization ($mil): $15,280
Class B Shares
12/22/99
Class C Shares
12/22/99

SECTOR BREAKDOWN

22.5% Technology
21.6% Finance
19.7% Health Care
12.3% Consumer Services
 6.7% Energy
 5.2% Consumer Staples                          [PIE CHART OMITTED]
 4.7% Transportation
 2.2% Capital Goods
 1.5% Aerospace & Defense
 1.3% Basic Industry
 0.8% Multi-Industry Companies
 0.8% Consumer Manufacturing
 0.7% Utility

All data as of November 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge       With Sales Charge
                    1 Year              -17.11%                   -20.63%
           Since Inception*               3.05%                     1.55%

Class B Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge       With Sales Charge
                    1 Year              -17.71%                   -21.00%
           Since Inception*               2.37%                     1.71%

Class C Shares
--------------------------------------------------------------------------------
                                  Without Sales Charge       With Sales Charge
                    1 Year              -17.72%                   -18.55%
           Since Inception*               2.34%                     2.34%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                Class A           Class B          Class C
                                Shares            Shares           Shares
-------------------------------------------------------------------------------
                    1 Year      -25.50%           -25.81%          -23.50%
           Since Inception*      -0.64%            -0.20%            0.09%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 12/22/99.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                       U.S. $ Value            Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                                $11,664,000                  5.2%
--------------------------------------------------------------------------------
Juniper Networks, Inc.                           9,740,000                  4.3
--------------------------------------------------------------------------------
HCA Healthcare Corp.                             9,040,500                  4.0
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A          8,765,000                  3.9
--------------------------------------------------------------------------------
Union Pacific Corp.                              8,685,000                  3.9
--------------------------------------------------------------------------------
VERITAS Software Corp.                           8,408,250                  3.8
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                8,226,750                  3.7
--------------------------------------------------------------------------------
Loews Corp.-Carolina Group                       7,404,000                  3.3
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.                       5,842,500                  2.6
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.                      5,330,000                  2.4
--------------------------------------------------------------------------------
                                               $83,106,000                 37.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                                 -------------------------------
                                                            Shares*
                                                 -------------------------------
Purchases                                         Bought       Holdings 11/30/02
--------------------------------------------------------------------------------
Citigroup, Inc.                                  200,000                 300,000
--------------------------------------------------------------------------------
ConocoPhillips                                    80,000                  80,000
--------------------------------------------------------------------------------
Intersil Corp. Cl.A                              200,000                 300,000
--------------------------------------------------------------------------------
Lowes Corp.-Carolina Group                       150,000                 400,000
--------------------------------------------------------------------------------
Radian Group, Inc.                               105,000                 105,000
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.                       250,000                 250,000
--------------------------------------------------------------------------------
VERITAS Software Corp.                           312,500                 462,500
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                175,000                 175,000
--------------------------------------------------------------------------------
Union Pacific Corp.                               65,000                 150,000
--------------------------------------------------------------------------------
XL Capital Ltd. Cl.A                              50,000                  50,000
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 11/30/02
--------------------------------------------------------------------------------
Abbott Laboratories                             100,000                      -0-
--------------------------------------------------------------------------------
Freddie Mac                                      75,000                      -0-
--------------------------------------------------------------------------------
Golden West Financial Corp.                      65,000                      -0-
--------------------------------------------------------------------------------
Kroger Co.                                      200,000                      -0-
--------------------------------------------------------------------------------
Micron Technology, Inc.                         200,000                      -0-
--------------------------------------------------------------------------------
Microsoft Corp.                                 100,000                      -0-
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                  140,000                      -0-
--------------------------------------------------------------------------------
Travelers Property Casualty Corp.               260,000                      -0-
--------------------------------------------------------------------------------
Tyco International, Ltd.                        350,000                      -0-
--------------------------------------------------------------------------------
Washington Mutual, Inc.                         120,000                      -0-
--------------------------------------------------------------------------------

*     Adjusted for spin-offs


--------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.9%

Technology-22.3%
Communication Equipment-4.4%
Juniper Networks, Inc.(a).........................   1,000,000     $   9,740,000
                                                                   -------------

Computer Services-6.3%
Affiliated Computer Services, Inc. Cl.A(a)........      40,000         2,000,000
DST Systems, Inc.(a)..............................      50,000         1,897,500
First Data Corp. .................................     125,000         4,330,000
SunGard Data Systems, Inc.(a).....................     250,000         5,842,500
                                                                   -------------
                                                                      14,070,000
                                                                   -------------

Computer Software-4.6%
Convergys Corp.(a)................................     115,000         1,982,600
VERITAS Software Corp.(a).........................     462,500         8,408,250
                                                                   -------------
                                                                      10,390,850
                                                                   -------------

Semi-Conductor Components-7.0%
Altera Corp.(a)...................................     300,000         4,359,000
Intersil Corp. Cl.A(a)............................     300,000         5,187,000
Marvell Technology Group Ltd.(a)..................     200,000         4,528,000
Maxim Integrated Products, Inc. ..................      40,000         1,683,600
                                                                   -------------
                                                                      15,757,600
                                                                   -------------
                                                                      49,958,450
                                                                   -------------

Finance-21.3%
Banking-Regional-1.7%
Bank One Corp. ...................................     100,000         3,949,000
                                                                   -------------

Brokerage & Money Management-3.5%
Merrill Lynch & Co., Inc. ........................      90,000         3,915,000
Morgan Stanley Dean Witter & Co. .................      85,000         3,845,400
                                                                   -------------
                                                                       7,760,400
                                                                   -------------

Insurance-5.5%
ACE, Ltd. ........................................     125,000         4,262,500
American International Group......................      60,000         3,909,000
XL Capital Ltd. Cl.A..............................      50,000         4,137,000
                                                                   -------------
                                                                      12,308,500
                                                                   -------------

Mortgage Banking-3.5%
Fannie Mae........................................      60,000         3,783,000
The PMI Group, Inc. ..............................     125,000         4,073,750
                                                                   -------------
                                                                       7,856,750
                                                                   -------------

Miscellaneous-7.1%
Citigroup, Inc. ..................................     300,000        11,664,000
Radian Group, Inc. ...............................     105,000         4,294,500
                                                                   -------------
                                                                      15,958,500
                                                                   -------------
                                                                      47,833,150
                                                                   -------------


-------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Health Care-19.5%
Biotechnology-3.1%
Genentech Inc.(a).................................      50,000     $   1,650,000
Human Genome Sciences, Inc.(a)....................     500,000         5,330,000
                                                                   -------------
                                                                       6,980,000
                                                                   -------------

Drugs-3.5%
Pfizer, Inc. .....................................     115,000         3,627,100
Wyeth  ...........................................     110,000         4,227,300
                                                                   -------------
                                                                       7,854,400
                                                                   -------------

Medical Products-1.0%
Beckman Coulter, Inc. ............................      75,000         2,217,000
                                                                   -------------
Medical Services-11.9%
HCA Healthcare Corp. .............................     225,000         9,040,500
Health Management Associates, Inc. Cl.A...........     500,000         8,765,000
Humana, Inc.(a)...................................     200,000         2,082,000
Manor Care, Inc.(a)...............................     160,000         3,116,800
Tenet Healthcare Corp.(a).........................     200,000         3,690,000
                                                                   -------------
                                                                      26,694,300
                                                                   -------------
                                                                      43,745,700
                                                                   -------------

Consumer Services-12.2%
Broadcasting & Cable-6.6%
AOL Time Warner Inc.(a)...........................     125,000         2,046,250
Comcast Corp. Cl.A(a).............................     200,000         4,560,000
Viacom, Inc. Cl.B(a)..............................     175,000         8,226,750
                                                                   -------------
                                                                      14,833,000
                                                                   -------------

Entertainment & Leisure-2.4%
Carnival Corp. ...................................     135,000         3,786,750
Harley-Davidson, Inc. ............................      30,000         1,456,200
                                                                   -------------
                                                                       5,242,950
                                                                   -------------

Printing & Publishing-1.6%
Gannett Co., Inc. ................................      50,000         3,562,500
                                                                   -------------

Retail-General Merchandise-0.9%
The Home Depot, Inc. .............................      75,000         1,981,500
                                                                   -------------
Toys-0.7%
Hasbro, Inc. .....................................     125,000         1,602,500
                                                                   -------------
                                                                      27,222,450
                                                                   -------------
Energy-6.6%
Domestic Integrated-0.7%
Occidental Petroleum Corp. .......................      60,000         1,671,000
                                                                   -------------


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Domestic Producers-1.7%
Kerr-McGee Corp. .................................      85,000     $   3,846,250
                                                                   -------------

International-2.5%
BP Plc (ADR) (United Kingdom).....................     100,000         3,921,000
Repsol YPF, SA (ADR) (Spain)......................     125,000         1,565,000
                                                                   -------------
                                                                       5,486,000
                                                                   -------------

Miscellaneous-1.7%
ConocoPhillips....................................      80,000         3,824,800
                                                                   -------------
                                                                      14,828,050
                                                                   -------------
Consumer Staples-5.2%
Cosmetics-1.9%
Avon Products, Inc. ..............................      81,900         4,205,565
                                                                   -------------

Tobacco-3.3%
Loews Corp.-Carolina Group........................     400,000         7,404,000
                                                                   -------------
                                                                      11,609,565
                                                                   -------------
Transportation-4.6%
Railroad-3.9%
Union Pacific Corp. ..............................     150,000         8,685,000
                                                                   -------------

Railroad Transportation-0.7%
Norfolk Southern Corp. ...........................      85,000         1,677,050
                                                                   -------------
                                                                      10,362,050
                                                                   -------------

Capital Goods-2.2%
Electrical Equipment-0.8%
Johnson Controls, Inc. ...........................      22,500         1,865,025
                                                                   -------------

Miscellaneous-1.4%
United Technologies Corp. ........................      50,000         3,123,500
                                                                   -------------
                                                                       4,988,525
                                                                   -------------

Aerospace & Defense-1.4%
Aerospace-1.4%
Goodrich Corp. ...................................     175,000         3,220,000
                                                                   -------------

Basic Industry-1.3%
Containers-1.3%
Sealed Air Corp.(a)...............................      75,000         2,835,750
                                                                   -------------

Consumer Manufacturing-0.8%
Auto & Related-0.8%
Delphi Corp. .....................................     200,000         1,700,000
                                                                   -------------

Multi-Industry Companies-0.8%
Viad Corp. .......................................      80,000         1,826,400
                                                                   -------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Utility-0.7%
Electric & Gas-0.7%
Edison International(a)...........................     143,600     $   1,592,524
                                                                   -------------

Total Investments-98.9%
   (cost $213,630,632)............................                   221,722,614
Other assets less liabilities(b)-1.1%.............                     2,468,436
                                                                   -------------

Net Assets-100%...................................                 $ 224,191,050
                                                                   =============

(a)   Non-income producing security.

(b) Includes cash collateral of $7,743,000 received for securities on loan as of November 30, 2002 (see Note F). The lending agent invested the cash collateral in a short-term investment as follows:

                                                         Principal
                                              Current       Amount
                                                Yield        (000)         Value
                                             --------    ---------   -----------
      UBS Private Money Market Fund, LLC...      1.49%   $   7,743   $ 7,743,000

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value
   (cost $213,630,632) ....................................    $ 221,722,614(a)
Cash ......................................................        6,214,290
Collateral held for securities loaned .....................        7,743,000
Receivable for investment securities sold .................        5,093,874
Receivable for capital stock sold .........................          523,554
Dividends and interest receivable .........................          381,334
                                                               -------------
Total assets ..............................................      241,678,666
                                                               -------------
Liabilities
Payable for investment securities purchased ...............        8,767,643
Payable for collateral received on securities loaned ......        7,743,000
Payable for capital stock redeemed ........................          479,657
Distribution fee payable ..................................          135,297
Advisory fee payable ......................................          133,063
Accrued expenses and other liabilities ....................          228,956
                                                               -------------
Total liabilities .........................................       17,487,616
                                                               -------------
Net Assets ................................................    $ 224,191,050
                                                               -------------
Composition of Net Assets
Capital stock, at par .....................................    $      20,934
Additional paid-in capital ................................      273,026,797
Accumulated net realized loss on investments ..............      (56,948,663)
Net unrealized appreciation of investments ................        8,091,982
                                                               -------------
                                                               $ 224,191,050
                                                               -------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($75,412,765)/ 6,950,095 shares of capital
   stock issued and outstanding) ..........................           $10.85
Sales charge--4.25% of public offering price ..............              .48
                                                                      ------
Maximum offering price ....................................           $11.33
                                                                      ------
Class B Shares
Net asset value and offering price per share
   ($110,968,214)/ 10,426,939 shares of capital
   stock issued and outstanding) ..........................           $10.64
                                                                      ------
Class C Shares
Net asset value and offering price per share
   ($37,810,071)/ 3,556,689 shares of capital
   stock issued and outstanding) ..........................           $10.63
                                                                      ------

(a)   Includes securities on loan with a value of $7,570,686 (see Note F)

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $24,763) .......................   $  3,325,008
Interest ......................................        172,452     $  3,497,460
                                                  ------------
Expenses
Advisory fee ..................................      1,766,049
Distribution fee--Class A .....................        242,042
Distribution fee--Class B .....................      1,140,288
Distribution fee--Class C .....................        407,638
Transfer agency ...............................        652,572
Registration ..................................        141,951
Administrative ................................        136,000
Printing ......................................        135,375
Custodian .....................................        117,664
Audit and legal ...............................        113,724
Directors' fees ...............................          9,663
Miscellaneous .................................          7,825
                                                  ------------
Total expenses ................................                       4,870,791
                                                                   ------------
Net investment loss ...........................                      (1,373,331)
                                                                   ------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ...............................                     (48,283,163)
Net change in unrealized appreciation/
   depreciation of investments ................                      (1,206,830)
                                                                   ------------
Net loss on investments .......................                     (49,489,993)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ............................                    $(50,863,324)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended        Year Ended
                                                November 30,      November 30,
                                                    2002              2001
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ........................    $  (1,373,331)    $  (1,053,987)
Net realized loss on investment
   transactions ............................      (48,283,163)       (8,450,582)
Net change in unrealized
   appreciation/depreciation
   of investments ..........................       (1,206,830)        9,249,956
                                                -------------     -------------
Net decrease in net assets
   from operations .........................      (50,863,324)         (254,613)
Distributions to Shareholders from
Distributions in excess of net realized
   gain on investments
   Class A .................................               -0-         (120,311)
   Class B .................................               -0-          (40,388)
   Class C .................................               -0-          (28,077)
Capital Stock Transactions
Net increase ...............................       64,443,611       191,349,736
                                                -------------     -------------
Total increase .............................       13,580,287       190,906,347
Net Assets
Beginning of period ........................      210,610,763        19,704,416
                                                -------------     -------------
End of period ..............................    $ 224,191,050     $ 210,610,763
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses, resulted in a net decrease in accumulated net investment loss and a corre-


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

sponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of ..75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20% and 3.20% of the daily average net assets for Class A, Class B and Class C shares, respectively. For the year ended November 30, 2002, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $136,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2002.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $440,094 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $1,941 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $358,681 from the sale of Class A shares and $2,974, $358,466 and $16,712 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002, amounted to $2,308,656, of which $176,453 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,613,198 and $700,383 for Class B and Class C shares, respectively; such costs may be recovered from the


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $569,995,530 and $484,834,083, respectively, for the year ended November 30, 2002. There were no purchases and sales of U.S. government and government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $223,540,742. Gross unrealized appreciation of investments was $18,243,834 and gross unrealized depreciation of investments was $20,061,962 resulting in net unrealized depreciation of $1,818,128.

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolios against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The Fund's activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Fund enters into a futures contract, the Fund deposits and maintains with their custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 2002, the Fund had no outstanding futures contracts.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                           2002           2001
                                                         ========       ========
Distributions paid from:
   Ordinary income ................................      $     -0-      $188,776
                                                         --------       --------
Total taxable distributions .......................            -0-       188,776
                                                         --------       --------
Total distributions paid ..........................      $     -0-      $188,776
                                                         --------       --------


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

As of November 30, 2002, the components
of accumulated earnings/(deficit) on a
tax basis were as follows:

Accumulated capital and other losses ...................        $(47,038,553)(a)
Unrealized appreciation/(depreciation) .................          (1,818,128)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(48,856,681)
                                                                ------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $47,038,553, of which $5,082,909 expires in the year 2009 and $41,955,644 expires in year 2010.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of November 30, 2002, the Fund had loaned securities with a value of $7,570,686 and received cash collateral of $7,743,000 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended November 30, 2002, the Fund earned fee income of $15,408 which is included in interest income in the accompanying statement of operations.

NOTE G

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 3,000,000,000


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

authorized shares. Transactions in capital stock were as follows:

                    ---------------------------    ----------------------------
                               Shares                         Amount
                    ---------------------------    ----------------------------
                      Year Ended     Year Ended      Year Ended      Year Ended
                    November 30,   November 30,    November 30,    November 30,
                            2002           2001            2002            2001
                    -----------------------------------------------------------
Class A
Shares sold            5,117,274      5,356,045   $  60,119,985   $  71,137,673
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               -0-         8,747              -0-        103,934
-------------------------------------------------------------------------------
Shares converted
  from Class B           132,244         16,878       1,701,684         223,538
-------------------------------------------------------------------------------
Shares redeemed       (4,152,312)      (805,672)    (46,596,267)    (10,135,611)
-------------------------------------------------------------------------------
Net increase           1,097,206      4,575,998   $  15,225,402   $  61,329,534
===============================================================================

Class B
Shares sold            6,850,603      8,345,207   $  82,969,545   $ 108,839,456
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               -0-         3,745              -0-        44,743
-------------------------------------------------------------------------------
Shares converted
  to Class A            (140,834)       (17,071)     (1,701,684)       (223,538)
-------------------------------------------------------------------------------
Shares redeemed       (3,876,768)      (966,597)    (42,897,879)    (12,213,837)
-------------------------------------------------------------------------------
Net increase           2,833,001      7,365,284   $  38,369,982   $  96,446,824
===============================================================================

Class C
Shares sold            2,200,091      2,831,438   $  26,594,561   $  37,167,653
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions               -0-         2,236              -0-         26,429
-------------------------------------------------------------------------------
Shares redeemed       (1,414,167)      (285,643)    (15,746,334)     (3,620,704)
-------------------------------------------------------------------------------
Net increase             785,924      2,548,031   $  10,848,227   $  33,573,378
===============================================================================


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          --------------------------------------
                                                                         Class A
                                                          --------------------------------------
                                                                                    December 22,
                                                          Year Ended November 30,     1999(a) to
                                                          -----------------------   November 30,
                                                                2002         2001           2000
                                                          --------------------------------------
Net asset value, beginning of period ....................   $  13.09     $  11.42       $  10.00
                                                          --------------------------------------
Income From Investment Operations
Net investment loss(b) ..................................       (.01)        (.07)(c)       (.03)(c)
Net realized and unrealized gain (loss) on
  investment transactions ...............................      (2.23)        1.82           1.45
                                                          --------------------------------------
Net increase (decrease) in net asset value from
  operations ............................................      (2.24)        1.75           1.42
                                                          --------------------------------------
Less: Distributions
Distributions in excess of net realized gain on
  investments ...........................................         -0-        (.08)            -0-
                                                          --------------------------------------
Net asset value, end of period ..........................   $  10.85     $  13.09       $  11.42
                                                          ======================================
Total Return
Total investment return based on net asset value(d) .....     (17.11)%      15.40%         14.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...............   $ 75,413     $ 76,617       $ 14,583
Ratios to average net assets of:
Expenses, net of waivers/reimbursements .................       1.59%        1.85%          2.50%(e)
Expenses, before waivers/reimbursements .................       1.59%        1.88%          9.25%(e)
Net investment loss .....................................       (.10)%       (.55)%(c)      (.33)%(c)(e)
Portfolio turnover rate .................................        218%         299%           249%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ---------------------------------------
                                                                     Class B
                                                      ---------------------------------------
                                                                                 December 22,
                                                      Year Ended November 30,      1999(a) to
                                                      -----------------------    November 30,
                                                           2002          2001            2000
                                                      ---------------------------------------
Net asset value, beginning of period ..............   $   12.93     $   11.36       $   10.00
                                                      ---------------------------------------
Income From Investment Operations
Net investment loss(b) ............................        (.10)         (.16)(c)        (.11)(c)
Net realized and unrealized gain (loss) on
  investment transactions .........................       (2.19)         1.81            1.47
                                                      ---------------------------------------
Net increase (decrease) in net asset value from
  operations ......................................       (2.29)         1.65            1.36
                                                      ---------------------------------------
Less: Distributions
Distributions in excess of net realized gain on
  investments .....................................          -0-         (.08)             -0-
                                                      ---------------------------------------
Net asset value, end of period ....................   $   10.64     $   12.93       $   11.36
                                                      =======================================
Total Return
Total investment return based on net asset value(d)      (17.71)%       14.60%          13.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $ 110,968     $  98,204       $   2,597
Ratios to average net assets of:
Expenses, net of waivers/reimbursements ...........        2.32%         2.55%           3.20%(e)
Expenses, before waivers/reimbursements ...........        2.32%         2.60%           8.16%(e)
Net investment loss ...............................        (.84)%       (1.28)%(c)      (1.08)%(c)(e)
Portfolio turnover rate ...........................         218%          299%            249%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                      ---------------------------------------
                                                                       Class C
                                                      ---------------------------------------
                                                                                 December 22,
                                                      Year Ended November 30,      1999(a) to
                                                      -----------------------    November 30,
                                                          2002           2001            2000
                                                      ---------------------------------------
Net asset value, beginning of period ..............   $  12.92       $  11.34        $  10.00
                                                      ---------------------------------------
Income From Investment Operations
Net investment loss(b) ............................       (.10)          (.16)(c)        (.12)(c)
Net realized and unrealized gain (loss) on
  investment transactions .........................      (2.19)          1.82            1.46
                                                      ------------- -------------------------
Net increase (decrease) in net asset value from
  operations ......................................      (2.29)          1.66            1.34
                                                      -------------  ------------------------
Less: Distributions
Distributions in excess of net realized gain on
  investments .....................................         -0-          (.08)             -0-
                                                      ---------------------------------------
Net asset value, end of period ....................   $  10.63       $  12.92        $  11.34
                                                      =======================================
Total Return
Total investment return based on net asset value(d)     (17.72)%        14.71%          13.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........   $ 37,810       $ 35,790        $  2,525
Ratios to average net assets of:
Expenses, net of waivers/reimbursements ...........       2.30%          2.56%           3.20%(e)
Expenses, before waivers/reimbursements ...........       2.30%          2.60%          10.14%(e)
Net investment loss ...............................       (.82)%        (1.28)%(c)      (1.08)%(c)(e)
Portfolio turnover rate ...........................        218%           299%            249%


(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees waived and expenses reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                ------------------------------------------------
                                REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
                                ------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Disciplined Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Disciplined Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Disciplined Value Fund, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 13, 2003


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Frank V. Caruso, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 31

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                                                             IN FUND            OTHER
NAME, AGE OF DIRECTOR,                    PRINCIPAL                          COMPLEX        DIRECTORSHIPS
      ADDRESS                           OCCUPATION(S)                      OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                    DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57          President, Chief Operating Officer and a         114              None
1345 Avenue                   Director of ACMC, with which he has
of the Americas               been associated since prior to 1998.
New York, NY 10105
(3)

DISINTERESTED DIRECTORS

Ruth Block, #+, 72            Formerly an Executive Vice President              93              None
P.O. Box 4623                 and Chief Insurance Officer of The
Stamford, CT 06903            Equitable Life Assurance Society of the
(3)                           United States; Chairman and Chief
                              Executive Officer of Evlico; formerly a
                              Director of Avon, BP Amoco Corporation
                              (oil and gas), Ecolab Incorporated
                              (specialty chemicals), Tandem Financial
                              Group, and Donaldson Lufkin & Jenrette
                              Securities Corporation.

David H. Dievler, #+,73       Independent consultant. Until December            98              None
P.O. Box 167                  1994 he was Senior Vice President of
Spring Lake, NJ 07762         ACMC responsible for mutual fund
(3)                           administration. Prior to joining ACMC
                              in 1984 he was Chief Financial Officer
                              of Eberstadt Asset Management since
                              1968. Prior to that he was a Senior
                              Manager at Price Waterhouse & Co.
                              Member of American Institute of
                              Certified Public Accountants since 1953.

John H. Dobkin,#+, 60         Consultant. He was formerly a Senior              94              None
P.O. Box 12                   Advisor from June 1999 - June 2000 and
Annandale, NY 12504           President of Historic Hudson Valley
(3)                           (December 1989 - May 1999). Previously,
                              Director of the National Academy of
                              Design and during 1988-92, he was
                              Director and Chairman of the Audit
                              Committee of ACMC.


32 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
NAME, AGE OF DIRECTOR,                       PRINCIPAL                          COMPLEX        DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                      OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                    DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------
William H. Foulk, Jr., #+, 70,   Investment adviser and an independent
2 Sound View Drive,              consultant. He was formerly Senior               110              None
Suite 100,                       Manager of Barrett Associates, Inc.,
Greenwich, Connecticut           a registered investment adviser, with
06830                            which he had been associated since
(3)                              prior to 1998. He was formerly Deputy
                                 Comptroller of the State of New York
                                 and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.
Clifford L. Michel, #+, 63
15 St. Bernard's Road            Senior Counsel of the law firm of Cahill          93              Placer
Gladstone, NJ 07934              Gordon & Reindel since February 2001                              Dome, Inc.
(3)                              and a partner of that firm for more than
                                 twenty-five years prior thereto. He is
                                 President and Chief Executive Officer
                                 of Wenonah Development Company
                                 (investments) and a Director of Placer
                                 Dome, Inc. (mining).
Donald J. Robinson, #+, 68
98 Hell's Peak Road              Senior Counsel to the law firm of Orrick,         92              None
Weston, VT 05161                 Herrington & Sutcliffe since prior to 1998.
(3)                              Formerly a senior partner and a member
                                 of the Executive Committee of that firm.
                                 Formerly a member and Chairman of
                                 the Municipal Securities Rulemaking
                                 Board and Trustee of the Museum of
                                 the City of New York.

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 33

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's officers is listed below.

                              PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE           HELD WITH FUND                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
John D. Carifa, 57            Chairman and President     See biography above.

Frank V. Caruso, 46           Senior Vice President      Senior Vice President of ACMC**, with
                                                         which he has been associated since prior
                                                         to 1998.

Paul C. Rissman, 46           Senior Vice President      Executive Vice President of ACMC**, with
                                                         which he has been associated since prior
                                                         to 1998.

Thomas J. Bardong, 57         Vice President             Vice President Senior Vice President of
                                                         ACMC**, with which he has been
                                                         associated since prior to 1998.

Edmund P. Bergan, Jr., 52     Secretary                  Senior Vice President and the General
                                                         Counsel of Alliance Fund Distributors,
                                                         Inc. ("AFD")** and Alliance Global
                                                         Investor Services, Inc. ("AGIS")**, with
                                                         which he has been associated since prior
                                                         to 1998.

Mark D. Gersten, 52           Treasurer and Chief        Senior Vice President of AGIS** and a
                              Financial Officer          Vice President of AFD**, with which he
                                                         has been associated since prior to 1998.

Vincent S. Noto, 38           Controller                 Vice President of AGIS**, with which he
                                                         has been associated since prior to 1998.

* The address for each of the Fund's officers, unless otherwise indicated, is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                   ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND

AllianceBernstein Disciplined Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ACBVIDVFAR1102